Exhibit B to
Purchase Agreement No. @

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Exhibit B to Purchase Agreement Number 3219

P.A. No. 3219                                                                   B
PA_Exhibit_B   Rev.: 05-17-04
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3219

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 787-923 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties.  This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.           GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the Scheduled Delivery Month of each Aircraft with respect to obtaining certain government issued documentation.

1.1           Airworthiness and Registration Documents.

Not later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft.  In addition, and not later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any temporary or permanent registration certificates required by any Governmental Authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2           Certificate of Sanitary Construction.

U.S. Registered Aircraft.  Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

2.           INSURANCE CERTIFICATES.

Insurance certificate requirements are defined in Article 8 of the AGTA.

P.A. No. 3219                                                                B-
PA_Exhibit_B   Rev.: 05-17-04
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3219

3.           NOTICE OF FLYAWAY CONFIGURATION.

3.1           Flyaway Configuration Notice.

Not later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested flyaway configuration of the Aircraft for its ferry flight.  This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)
the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft.

The information contained in such configuration letter may be changed from time to time by the mutual consent of Boeing and Customer.

3.2                  Ferry Flight Information.

Customer will provide to Boeing at least [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to delivery of each Aircraft:

(i)       a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(ii)                  a complete ferry flight itinerary.

4.           DELIVERY ACTIONS BY BOEING.

4.1           Schedule of Inspections.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.2           Schedule of Demonstration Flights.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.3           Schedule for Customer's Flight Crew.  Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.5           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.6           Delivery Papers, Documents and Data.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.7           Delegation of Authority.  Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft including the person executing the transfer of title documents.

4.8           Standard Airworthiness Certificate.  Boeing will provide at delivery of each Aircraft the Standard Airworthiness Certificate [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.           DELIVERY ACTIONS BY CUSTOMER.

5.1           Aircraft Radio Station License.  At delivery Customer will provide a copy of its Aircraft Radio Station License (or a written statement of the location of the original license) to be placed on board the Aircraft following delivery.

5.2           Aircraft Flight Log.                                           At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3           Delegation of Authority.  Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

P.A. No. 3219                                                                B-
PA_Exhibit_B   Rev.: 05-17-04
BOEING PROPRIETARY